EXECUTION COPY

                  FINGERHUT COMPANIES, INC.

                        $60,500,000

 8.92% Senior Unsecured Notes, Series A, due June 15, 2002

                        $14,500,000

 8.92% Senior Unsecured Notes, Series B, due June 15, 2004

                 FOURTH AMENDMENT AGREEMENT

                Dated as of August 14, 1996

                             to

                     PURCHASE AGREEMENT
                 dated as of June 15, 1992

                       as amended by

                 First Amendment Agreement
                 dated as of June 17, 1994


                 Second Amendment Agreement
                dated as of October 30, 1995


                            and

                 Third Amendment Agreement
                  dated as of June 4, 1996



                              FOURTH AMENDMENT AGREEMENT,
               dated as of August 14, 1996 (this
               "Amendment"), between FINGERHUT COMPANIES,
               INC., a Minnesota corporation (the
               "Company"), and the Noteholders (as defined below).


                   Preliminary Statement

          Reference is made to the Purchase Agreement dated as of June 15, 1992, between the Company and the Purchasers listed in Schedule 1 thereto and their assigns (the "Noteholders"), pursuant to which the Company issued and sold its 8.92% Senior Unsecured Notes, Series A, due
June 15, 2002, in the aggregate principal amount of $60,500,000 (the "Series A Notes"), and its 8.92% Senior Unsecured Notes, Series B, due June 15, 2004, in the aggregate principal amount of $14,500,000 (the "Series B Notes"), as amended by amendments dated as of June 17, 1994, October 30, 1995 and June 4, 1996 (as amended, the "Purchase Agreement"). The Series A Notes and the Series B Notes are hereinafter collectively referred to herein as the "Notes". Unless otherwise defined in this Amendment, capitalized terms used herein without definition shall have the meanings set forth in the Purchase Agreement.

          The Company has requested the amendment of certain covenants in the Purchase Agreement.

          Accordingly, the Company and the Noteholders hereby agree as follows:


                         ARTICLE I

     Conditions Precedent to Effectiveness of Amendment

          This Amendment is expressly subject to and shall become effective only upon satisfaction of each of the following conditions (such date upon which all of such conditions are satisfied being herein called the "Effective
Date"):

          SECTION 1.01.  There shall exist on the Effective
Date no Default or Event of Default under the Purchase
Agreement, both before and after giving effect to this Amendment.

          SECTION 1.02. The Noteholders shall have received a certificate, dated as of the Effective Date and signed by a Responsible Officer of the Company, stating that, as of the Effective Date, (i) all of the obligations of the Company to be performed prior to or as of the Effective Date under this Amendment have been performed; (ii) the representations and warranties contained in Article IV of this Amendment are accurate and complete, and (iii) all of the conditions to the effectiveness of this Amendment have been satisfied in full.

          SECTION 1.03.  All corporate and other proceedings
and all documents incident to the transaction contemplated by this Amendment shall be satisfactory in form and substance to the Noteholders, and the Noteholders shall have received copies of all documents and records relating thereto which they may reasonably request.

          SECTION 1.04. In consideration for having entered into this Amendment, the Noteholders shall have received in immediately available funds the one-time payment by the Company of additional interest in an amount equal to 0.250% of the outstanding principal balance of the Notes as of the Effective Date.
                         ARTICLE II

    Amendments to Article VII of the Purchase Agreements

          SECTION 2.01.  (a) Section 7.5 of the Purchase
Agreement is hereby amended by (i) deleting the word "and" at the end of paragraph (d), (ii) inserting the word "and" at the end of paragraph (e) and (iii) inserting after paragraph (e) the following paragraph:

          "(f)  Certificateholder Statements.  Within fifty
     (50) days after the end of each of the first three fiscal quarters of each fiscal year of the Company and within one hundred (100) days after the end of each fiscal year of the Company, any monthly certificateholder statements required to be delivered by the Fingerhut Master Trust or any similar independent trust formed by the Company or any Subsidiary for the purpose of acquiring interests in the Company's customer accounts receivable and issuing certificates of beneficial interest in such receivables or commercial paper."

          (b) Section 7.5(c)(y)(B) of the Purchase Agreement shall be deemed to include a reference to Section 8.13 of the Purchase Agreement.

          SECTION 2.02.  Section 7.11 of the Purchase
Agreements is hereby amended by amending the first sentence thereof to read as set forth below:

     "On or prior to (i) the direct or indirect acquisition by the Company of any Subsidiary which at the time of such acquisition shall be a Significant Subsidiary or
     (ii) the fifth Business Day after the availability of financial statements revealing that any Subsidiary (other than (A) a Guarantor, (B) either of the MWD Subsidiaries, (C) FRI, (D) any of the TV Shopping Companies, (E) the Credit Card Bank or (F) any of the Financial Services Companies) shall have become a Significant Subsidiary, the Company agrees that the Company will cause such Subsidiary to
     (x) unconditionally guarantee the payment and performance of all obligations and liabilities of the Company under this Agreement and the Notes, all upon the terms set forth in the Guaranty, and (y) execute and deliver or cause to be delivered to the Noteholders one or more such instruments as the Noteholders may request in form and substance undertaking the obligations of a Guarantor; provided that, notwithstanding any other provision of this Section 7.11, if any Subsidiary that is not one of the Financial Services Companies guarantees the payment or performance of any obligations or liabilities of any of the Financial Services Companies, the Company will cause such Subsidiary to (x) unconditionally guarantee the payment and performance of all obligations and liabilities of the Company under this Agreement and the Notes, all upon the terms set forth in the Guaranty, and (y) execute and deliver or cause to be delivered to the Noteholders one or more such instruments as the Noteholders may request in form and substance undertaking the obligations of a Guarantor."


                        ARTICLE III

   Amendments to Article VIII of the Purchase Agreements

          SECTION 3.01.  Section 8.1 of the Purchase
Agreements is hereby amended by restating paragraph (d) thereof in its entirety as follows:

          "(d) additional Indebtedness of the Company or any Subsidiary, provided that immediately after the incurrence of such additional Indebtedness and after giving effect thereto, Consolidated Indebtedness of the Company and the Subsidiaries does not exceed 60% of the sum of (x) the then outstanding Consolidated Indebtedness of the Company and the Subsidiaries and
     (y) the then Consolidated Net Worth of the Company and the Subsidiaries, and provided, further, that any such additional Indebtedness of any Subsidiary which is otherwise permitted by this clause (d) shall also be permitted by 8.2; for purposes of any computation under this clause (d), Indebtedness of the Company and the Subsidiaries shall not include (i) Indebtedness incurred as a result of the sale of accounts receivable on a nonrecourse basis pursuant to the Receivables Transfer Agreement or (ii) Guarantees permitted by clauses (a) through (e), inclusive, of 8.14."

          SECTION 3.02.  Section 8.2 of the Purchase
     Agreements is hereby amended by restating such section in its entirety as follows:

          "SECTION 8.2. Secured Indebtedness; Subsidiary Indebtedness. (a) Secured Indebtedness. The Company will not, and will not permit any Subsidiary, other than any of the Financial Services Companies, to incur or suffer to exist any Secured Indebtedness, except
     (i) Secured Indebtedness to the extent permitted by clause (c) of 8.1 and (ii) Indebtedness permitted by clause (d) of 8.1, provided that (x) any Lien securing any such Secured Indebtedness is permitted by
      8.3 and (y) no property or asset which has been subjected to any Lien in favor of the Collateral Agent for the benefit of the Secured Parties may secure Indebtedness other than Indebtedness under the Bank Credit Agreement (and any extension, renewal, refunding or replacement thereof) and the Existing Notes.

          "(b) Subsidiary Indebtedness. The Company will not at any time permit the outstanding amount of Indebtedness of all Subsidiaries to exceed $15,000,000, provided, however, that such amount shall not include
     (a) any Guarantee permitted by clauses (a) through (e), inclusive, of Section 8.14, (b) Indebtedness of any Wholly-Owned Subsidiary owing to the Company or to any other Wholly-Owned Subsidiary, (c) Indebtedness of any of the Financial Services Companies that in the aggregate does not exceed Four Hundred Million Dollars ($400,000,000) for all such Financial Services Companies, (d) any guarantees by the Company or any Subsidiaries of any obligations of any of the Financial Services Companies that in the aggregate do not exceed Four Hundred Million Dollars ($400,000,000) for all such Financial Services Companies, provided that such guarantees are permitted pursuant to paragraph (g) of
     Section 8.14 hereof, or (e) up to $27,000,000 of Capitalized Leases and other Indebtedness listed in
     Schedule 8.2 hereto and any renewals or replacements of such Capitalized Leases and any extensions, renewals, refundings or replacements of such Indebtedness, except that (a) all renewals or replacements of any such Capitalized Lease must be in respect of similar equipment or replacement equipment of a similar type,
     (b) the amount of Indebtedness (including, without limitation, Capitalized Lease Obligations in respect of any such Capitalized Lease) represented by any such extension, renewal, refunding or replacement must be permitted to be incurred as additional Indebtedness pursuant to clause (d) of Section 8.1 and (c) in the event that (x) the amount of Indebtedness (including, without limitation, Capitalized Lease Obligations in respect of any such Capitalized Lease) represented, at any time, by all of such Capitalized Leases and other Indebtedness listed in Schedule 8.2 hereto, including any extension, renewal, refunding or replacement thereof, is greater than $27,000,000 or (y) any such extension, renewal, refunding of replacement would cause any additional property (other than the equipment referred to in clause (a) above) of the Company or any Subsidiary to become subject to any Capitalized Lease or otherwise subject to any Lien, such greater amount of Indebtedness (including, without limitation, obligations in respect of any such Capitalized Lease) must be permitted to be incurred or remain outstanding as Indebtedness under this Section 8.2, but without giving effect to the provisos hereof and any Lien on any such additional property must be permitted by
     Section 8.3, and provided further, that any Indebtedness that is a Guarantee and that, except for clause (a) above, would be included within such aggregate outstanding amount must also be permitted by
     Section 8.14."

          SECTION 3.03.  Section 8.3 of the Purchase
Agreements is hereby amended by restating the preamble thereof in its entirety as follows:

               "The Company will not, and will not permit any Subsidiary, other than any of the Financial Services Companies, to, create, incur, assume or permit to exist any Lien upon any of the property or assets, including capital stock (other than assets sold on a nonrecourse basis pursuant to the Receivables Transfer Agreement, but notwithstanding the exceptions set forth below, no Lien shall at any time be permitted with respect to (i) any of the capital stock of FRI or any Subsidiary that is also a subsidiary of FRI, other than any of the Financial Services Companies, or
          (ii) any of the capital stock of the TV Shopping Companies or any Subsidiary that is also a subsidiary of the TV Shopping Companies except for only such capital stock that is pledged to secure Indebtedness of only the TV Shopping Companies or any such subsidiary, which Indebtedness (x) is then permitted under the other provisions of this
          8.3 and the other provisions of this Agreement to be incurred and (y) is at all times nonrecourse to the Company and the Subsidiaries other than the TV Shopping Companies or any subsidiary of the TV Shopping Companies), now owned or hereafter acquired by it or on any income or rights in respect of any thereof, except:"

          SECTION 3.04.  Section 8.4 of the Purchase
Agreements is hereby amended by restating such section in its entirety as follows:

          "SECTION 8.4.  Disposition of Stock and
     Indebtedness of Subsidiaries. The Company will not, and will not permit any Subsidiary, other than any of the Financial Services Companies, to, sell or otherwise dispose of any shares of stock of, or any Indebtedness of, a Subsidiary owned by the Company or another Subsidiary, except:

          (a) sales or other dispositions to the Company or to a Wholly-Owned Subsidiary; and

          (b) (i) sales, contributions or other dispositions of all or a portion of the capital stock or Indebtedness of any of the TV Shopping Companies or their joint ventures or (ii) a dividend of all or a portion of the capital stock of any of the TV Shopping Companies to the shareholders of the Company; excluding, however, any such sale, contribution or other disposition that would result in such TV Shopping Company no longer being a Subsidiary, unless
     (x) immediately prior thereto and after giving effect thereto, no Default or Event of Default shall have occurred and be continuing and (y) if substantially all of the capital stock of any of the TV Shopping Companies held by the Company or any Subsidiary shall have been sold, contributed or otherwise disposed of to a person other than the Company or a Subsidiary, all of the Indebtedness of such TV Shopping Company held by the Company or any Subsidiary shall at such time have been sold, contributed or otherwise disposed of to a person other than the Company or a Subsidiary;

          (c) sales or other dispositions in which all shares of stock and all Indebtedness of any Subsidiary at the time owned by the Company and all other
     Subsidiaries are sold or otherwise disposed of as an entirety for a consideration which represents the fair value at the time of sale of the shares and Indebtedness so sold, provided that in the case of transactions pursuant to this clause (c):

                    (i) immediately after such sale or other disposition (such sale or other disposition being herein called the "8.4 Transaction") and after giving effect thereto, no Default shall have occurred and be continuing;

                    (ii) at the time of the 8.4 Transaction, such Subsidiary shall not own, directly or indirectly, any shares of stock or any Indebtedness of the Company or of any other Subsidiary (unless all shares of stock and all Indebtedness of such other Subsidiary at the time owned, directly or indirectly, by the Company and all Subsidiaries are simultaneously being sold or otherwise disposed of as permitted by this clause (c)); and

                    (iii) the sum of the net book values of
          (x) the assets of such Subsidiary, plus (y) the assets of each other Subsidiary, if any, the stock and Indebtedness of which were sold or otherwise disposed of pursuant to this clause (c) during the 12-month period ending on the close of business on the date of the 8.4 Transaction, plus (z) the assets of the Company and of each Subsidiary, if any, which were sold, leased, or otherwise disposed of, and the assets of each Subsidiary, if any, which merged or consolidated, pursuant to clause (d) of Section 8.5 during the 12-month period ending on the close of business on the date of the 8.4 Transaction, did not, after giving effect to the 8.4 Transaction, constitute more than 10% of the Consolidated Net Tangible Assets of the Company and the Subsidiaries as of the end of the then most recently completed fiscal year of the Company, provided that if the proceeds from an
          8.4 Transaction or an 8.5 Transaction (x) are reinvested within one year after the consummation of the 8.4 Transaction or the 8.5 Transaction in a similar line of business, or (y) are applied within 180 days of the consummation of the
          8.4 Transaction or the 8.5 Transaction to the prepayment of senior Indebtedness of the Company, such assets shall not be included in such 10% calculation; and provided, further, that, in the case of an 8.4 Transaction with respect to an MWD Subsidiary, the proceeds of such 8.4 Transaction that are subject to the preceding proviso shall be limited to an amount equal to the aggregate amount of all outstanding loans and advances and all capital contributions (including the ownership of Preferred Stock) made by the Company and the Subsidiaries to such MWD Subsidiary or to Montgomery Ward Direct; and

          (d) (i) sales, contributions or other dispositions or all of a portion of the capital stock or Indebtedness of any of the Financial Services Companies or (ii) a dividend of all or a portion of the capital stock of any of the Financial Services Companies to the shareholders of the Company, provided that, immediately prior thereto and after giving effect thereto, no Default or Event of Default shall have occurred and be continuing."

          SECTION 3.05.  Section 8.8 of the Purchase
Agreements is hereby amended by restating such section in its entirety as follows:

          "Section 8.8 INTEREST COVERAGE RATIO. (a) At any time prior to the initial public offering of the common stock of the Financial Services Companies, the Company will not at any time permit Consolidated Net Earnings Before Interest and Taxes of the Company and the Subsidiaries for the period of the four then most recently completed fiscal quarters of the Company to be less than 250% of Consolidated Interest Expense of the Company and the Subsidiaries for the period of the four then most recently completed fiscal quarters of the Company.

          (b)  At any time after the later to occur of
     (x) December 27, 1996, and (y) the initial public offering of the common stock of the Financial Services Companies, the Company will not at any time permit Consolidated Net Earnings Before Interest and Taxes of the Company and the Subsidiaries for the period of the four (4) then most recently completed fiscal quarters of the Company to be less than two hundred fifty percent (250%) of Consolidated Interest Expense of the Company and the Subsidiaries for the period of the four
     (4) then most recently completed fiscal quarters of the Company; provided that for the purposes of any calculations pursuant to this Section 8.8(b), (x) the amount of any Interest Expense of the Financial Services Companies shall be included in Consolidated Interest Expense of the Company and the Subsidiaries only to the extent that the related Indebtedness of the Financial Services Companies is guaranteed by the Company or any Subsidiary, (y) the Net Earnings of the Financial Services Companies shall be included in the determination of such Consolidated Net Earnings Before Interest and Taxes; provided that the amount of such Net Earnings of the Financial Services Companies so included shall not exceed the lesser of (A) 250% of the aggregate Interest Expense related to Indebtedness of the Financial Services Companies that is included in the calculation of such Consolidated Interest Expense and (B) the amount of Net Earnings of the Financial Services Companies excluding any cash dividends paid during such period by the Financial Services Companies to the Company and the Subsidiaries (other than the Financial Services Companies), and (z) cash dividends paid during such period by the Financial Services Companies to the Company and the Subsidiaries (other than the Financial Services Companies) shall be included in the determination of such Consolidated Net Earnings Before Interest and Taxes."

          SECTION 3.06.  Section 8.9 of the Purchase
Agreement is hereby amended by restating paragraph (a) thereof in its entirety as follows:

          (a) (i) make and permit to remain outstanding investments in the capital stock of any Subsidiary or any person which immediately after such investment is made will be a Subsidiary, provided that, immediately after the making of any investment in the capital stock of any person which immediately after such investment is made will be a Subsidiary and after giving effect thereto, no Default shall have occurred and be continuing and the Company would be permitted to incur at least One Dollar ($1) of additional Indebtedness pursuant to clause (d) of Section 8.1 hereof, and provided further that, if any Subsidiary shall cease to be a Subsidiary, then for purposes of this Agreement, every investment by the Company or any other Subsidiary in such former Subsidiary which remains outstanding shall be deemed to have been made immediately after such former Subsidiary ceased to be a Subsidiary; or

          (ii) make and permit to remain outstanding investments in any of the Financial Services Companies, provided that (A) in the event that any person acquires shares of capital stock of any of the Financial Services Companies pursuant to the exercise of any options or pursuant to any employee stock purchase, compensation or incentive plan, additional investments by the Company or any Subsidiary that is not one of the Financial Services Companies in the capital stock of any of the Financial Services Companies shall be permitted pursuant to this clause (ii) of
     Section 8.9(a) hereof only in order to maintain the Company's ownership of such capital stock such that the shares of capital stock of such Financial Services Companies owned by the Company represent at least 80% of the outstanding capital stock of such Financial Services Companies and (B) any loans or advances from the Company or any Subsidiary that is not one of the Financial Services Companies to any of the Financial Services Companies shall not exceed Ten Million Dollars ($10,000,000) in the aggregate.

          SECTION 3.07.  Section 8.13 of the Purchase
Agreements is hereby amended by restating such section in its entirety as follows:

          "SECTION 8.13.  Transactions with Affiliates.
     Except as set forth in Schedule 8.13, the Company will not, and will not permit any Subsidiary to, sell or transfer any property or assets (except for the Transferred Assets) to, or purchase or acquire any property or assets (except for the Transferred Assets) from, or otherwise engage in any other transactions with, any of its Affiliates, other than Fingerhut
     Financial Services Corporation, except:

          (a) (i) so long as no Default or Event of Default shall have occurred and be continuing, any transactions between the Company and any Significant Subsidiary or transactions between Significant Subsidiaries; provided, however, that the Company may not sell or transfer assets related to the direct retail marketing business of the Company with a book value in the aggregate for all such sales and transfers in excess of 5% of the Company's Consolidated Net Worth at the time of any such sale or transfer to any of the Financial Services Companies, and

                    (ii) during the continuance of a Default or Event of Default, only such transactions entered into in the ordinary course of business and upon fair and reasonable terms no less favorable than the Company or any Subsidiary, as applicable, could obtain or could become entitled to in an arm's-length transaction with a person which was not an Affiliate;

          (b) so long as no Default or Event of Default shall have occurred and be continuing, any transactions between the Company or any Subsidiary and any Affiliate (other than the Company or a Subsidiary) entered into in the ordinary course of business and upon fair and reasonable terms no less favorable than the Company or such Subsidiary, as applicable, could obtain or could become entitled to in an arm's-length transaction with a person which was not an Affiliate;

          (c) so long as no Default or Event of Default shall have occurred and be continuing, any transactions between the Company or any Significant Subsidiary and any Subsidiary that is not a Significant Subsidiary or transactions between Subsidiaries that are not Significant Subsidiaries entered into in the ordinary course of business and upon fair and reasonable terms no less favorable than the Company or any such Subsidiary, as the case may be, could obtain or could become entitled to in an arm's-length transaction with a person which was not an Affiliate; provided, however, that nothing in this clause (c) shall, so long as no Default or Event of Default shall have occurred and be continuing, prohibit any such transactions that are not entered into upon such fair and reasonable and no less favorable terms, so long as any such transaction (such as, without limitation, transactions involving the sharing of computer services) does not involve the transfer or sale of assets or property;

          (d) any transaction between the Company or any Subsidiary and Montgomery Ward Direct permitted by
      8.9(j), 8.14(e) or 8.14(f) and any other
     transactions between the Company or any Subsidiary and Montgomery Ward Direct entered into in the ordinary course of business and upon fair and reasonable terms no less favorable than the Company or such Subsidiary, as applicable, could obtain or could become entitled to in an arm's-length transaction with a person other than Montgomery Ward Direct; provided, however, that any determination with respect to whether any transaction between the Company or any Subsidiary and Montgomery Ward Direct satisfies the foregoing requirements shall be made by considering the relationship taken as a whole between the Company and its Subsidiaries, on the one hand, and Montgomery Ward Direct, on the other;

          (e) any transactions between the Company or any Subsidiary and FRI, the Fingerhut Master Trust or any transferee thereunder pursuant to the Receivables
     Transfer Agreement;

          (f) at any time the Company owns, directly or indirectly, at least 10% of the capital stock of any of the TV Shopping Companies that is not a Subsidiary, any transactions between the Company or any Subsidiary and such TV Shopping Company entered into in the ordinary course of business and upon fair and reasonable terms no less favorable than the Company or such Subsidiary, as applicable, could obtain or become entitled to in an arm's-length transaction with a person that is not an Affiliate; provided, however, that any determination with respect to whether any transaction between the Company or any Subsidiary and such TV Shopping Company satisfies the foregoing requirements shall be made by considering the relationship taken as a whole between the Company and the Subsidiaries, on the one hand, and such TV Shopping Company, on the other; and

          (g) (i) the transfer of the Transferred Assets in connection with or in contemplation of an initial public offering of the common stock of the Financial Services Companies, (ii) any of the transactions among the Company or any Subsidiary and any of the Financial Services Companies contemplated by the Intercompany Agreements, provided that any extension or renewal by the Company or any Subsidiary of any of the Intercompany Agreements shall be (A) upon terms no less favorable to the Company than the original terms of such Intercompany Agreements or (B) upon fair and reasonable terms no less favorable than the Company or such Subsidiary, as applicable, could obtain or could become entitled to in an arm's-length transaction with a person which was not an Affiliate, (iii) any sale or transfer of assets among the Company or any Subsidiary and any of the Financial Services Companies entered into in the ordinary course of business and upon fair and reasonable terms no less favorable than the Company or such Subsidiary, as applicable, could obtain or could become entitled to in an arm's-length transaction with a person which was not an Affiliate and (iv) any transaction between any of the Financial Services Companies; provided that, notwithstanding any other provision of this Section 8.13, the Company may not sell or transfer any customer accounts receivable generated by the Company or any Subsidiary that is not one of the Financial Services Companies to any of the Financial Services Companies."

          SECTION 3.08.  Section 8.14 of the Purchase
Agreements is hereby amended by restating such section in its entirety as follows:

          "SECTION 8.14. Guarantees. The Company will not, and will not permit any Subsidiary, other than Fingerhut Financial Services Corporation and its subsidiaries, to, create, incur, assume or permit to exist any Guarantee, except

          (a) the Guaranty;

          (b) the Guarantees of the Subsidiaries incurred
     (i) as guarantors of the Existing Notes under the Existing Guarantees and any Guarantee of the Subsidiaries that may be required to be incurred pursuant to the Existing Purchase Agreements and
     (ii) as guarantors of the Obligations under the Bank
     Credit Agreement;

          (c) Guarantees of Indebtedness of the Subsidiaries permitted by Section 8.2 and Guarantees of Operating
     Leases of the Subsidiaries not prohibited by
     Section 8.12;

          (d) Guarantees of additional Indebtedness of the Company permitted by clause (d) of Section 8.1, provided that the instrument representing any such Guarantee contains an acknowledgement of the existence of the Guaranty and an agreement on the part of the beneficiary of such Guarantee not to contest the validity of the Guaranty or the Notes;

          (e) Guarantees by the MWD Subsidiaries of
     Indebtedness of Montgomery Ward Direct; provided that immediately after the creation, incurrence, assumption or existence of any such Guarantee and after giving effect thereto the aggregate amount of Indebtedness of Montgomery Ward Direct guaranteed by the outstanding Guarantees permitted under this clause (e) and under clause (f) of 8.14, without duplication, shall not exceed an amount equal to the difference between $30,000,000 and the aggregate amount of all outstanding loans and advances and all capital contributions made by the MWD Subsidiaries to Montgomery Ward Direct;

          (f) Guarantees by the Company of Indebtedness of Montgomery Ward Direct, provided that such Guarantees are permitted by clause (d) of 8.1 and that immediately after the creation, incurrence, assumption or existence of any such Guarantee and after giving effect thereto the aggregate amount of Indebtedness of Montgomery Ward Direct guaranteed by the outstanding Guarantees permitted under this clause (f) and under clause (e) of 8.14, without duplication, shall not exceed an amount equal to the difference between $30,000,000 and the aggregate amount of all outstanding loans and advances and all capital contributions made by the Company or any Subsidiary to Montgomery Ward Direct;

          (g) (i) Guarantees by the Company or any Subsidiary of Indebtedness or other obligations of any of the Financial Services Companies, provided that such Guarantees are permitted by clause (d) of Section 8.1 hereof and (ii) Guarantees by any of the Financial Services Companies of Indebtedness or other obligations of any of the Financial Services Companies;

          (h) additional Guarantees by the Company of Indebtedness or other obligations, provided that such Guarantees are permitted by clause (d) of 8.1 and that immediately after the creation, incurrence, assumption or existence of such additional Guarantee and after giving effect thereto the aggregate amount of all Indebtedness and other obligations guaranteed by the outstanding Guarantees of the Company permitted under this clause (h) does not exceed $5,000,000; and

          (i) Notwithstanding anything in the foregoing, no Guarantee of Indebtedness shall at any time be permitted to be made by FRI, any of the TV Shopping Companies, either of the MWD Subsidiaries, the Credit Card Bank or any Subsidiary that is a subsidiary of FRI, any of the TV Shopping Companies, either of the MWD Subsidiaries or the Credit Card Bank, other than
     (i) as permitted under clause (e) with respect to the MWD Subsidiaries and (ii) Guarantees of Indebtedness of one or more of the TV Shopping Companies by one of such TV Shopping Companies."

          SECTION 3.09.  The following Section 8.18 shall be
added to the Purchase Agreement immediately following
Section 8.17 thereof:

          "SECTION 8.18.  Funding Ratio.  A violation of
     Section 6.07 of the Bank Credit Agreement shall constitute a Default under this Agreement, regardless of whether the Banks shall have waived any default resulting from any such violation under the Bank Credit Agreement."

                         ARTICLE IV

     Amendments to Article X of the Purchase Agreement

          Section 10.2 of the Purchase Agreement is hereby amended by (i) replacing the definition of "Net Worth" and
(ii) inserting the following additional definitions in alphabetical order:

          "Financial Services Companies--shall mean, collectively, (i) a newly formed Delaware corporation into which the Company will transfer the Transferred
     Assets in connection with or in contemplation of the initial public offering of the common stock of such entity, (ii) Direct Merchants Credit Card Bank,
     National Association, (iii) Fingerhut Financial
     Services Receivables, Inc., (iv) DMCCB, Inc.,
     (v) Fingerhut Financial Services Corporation and
     (vi) any subsidiary of such newly formed Delaware corporation hereafter formed.

          Intercompany Agreements--shall mean any agreements entered into between the Company or any Subsidiary that is not one of the Financial Services Companies and any of the Financial Services Companies prior to or as of the date of closing of, and in connection with or in contemplation of, the initial public offering of the common stock of the Financial Services Companies (including, without limitation, the Database Access Agreement, the Co-Brand Agreement, the Administrative Services Agreement, the Data Sharing Agreement, the Tax Sharing Agreement, the Extended Service Plan Agreement, the Services Agreement, the Transfer Agreement and the Registration Rights Assessment).

          Net Worth--(i) of any person other than the Company shall mean, as of any date as of which the amount thereof is to be determined, the stockholders' equity of such person and (ii) of the Company shall mean, as of any date as of which the amount thereof is to be determined, the sum of (A) the stockholders' equity of the Company immediately following the initial public offering of the common stock of the Financial Services Companies, excluding any minority equity interest in any of the Financial Services Companies,
     (B) the cumulative Net Earnings of the Company, excluding the Net Earnings of the Financial Services Companies, from the date of the initial public offering of the common stock of the Financial Service Companies to the date as of which the amount thereof is to be determined, and (C) the aggregate amount of cash dividends received by the Company or any of the Subsidiaries from any of the Financial Services Companies from the date of the initial public offering of the common stock of the Financial Services Companies to the date as of which the amount thereof is to be determined; provided that, for the purposes of clauses (i) and (ii) above, any computation of Consolidated Net Worth of the Company and the Subsidiaries shall not include the equity interest of the Company or any Subsidiary in the undistributed earnings of Montgomery Ward Direct.

          Transferred Assets--shall mean, collectively
     (i) the capital stock of (A) Direct Merchants Credit
     Card Bank, National Association, (B) Fingerhut
     Financial Services Receivables, Inc., (C) DMCCB, Inc.
     and (D) Fingerhut Financial Services Corporation and
     (ii) certain assets of the Company related to its extended service plan, third-party insurance and financial services businesses with an aggregate book value not to exceed (A) in the case of MasterCard credit card receivables, One Billion, Two Hundred
     Million Dollars ($1,200,000,000) in receivables existing as of July 7, 1996, plus the amount of any additional receivables arising subsequent to July 7, 1996, and prior to the closing date of the initial public offering of the common stock of the Financial
     Services Companies, and (B) in the case of all other assets related to the extended service plan, third-party insurance and financial services businesses, One
     Hundred Fifty Million Dollars ($150,000,000)."

                         ARTICLE V

               Representations and Warranties

          SECTION 5.01.  The Company hereby represents and
warrants to the Noteholders as of the Effective Date:

          (a) Each of the Company, the Guarantors and the Significant Subsidiaries is duly organized, validly existing and in good standing in its jurisdiction of incorporation.

          (b) The Company has the power to enter into this Amendment and to perform its obligations hereunder.

          (c) The execution and delivery by the Company of this Amendment and the performance of its obligations hereunder have been duly authorized, and this Amendment will, upon execution and delivery thereof, be duly executed and delivered thereby and will constitute the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, subject to applicable laws affecting the enforcement of creditors' rights generally and principles of equity.

          (d) Neither the execution nor delivery by the Company of this Amendment nor the performance by it of its obligations hereunder or under the Purchase Agreement (as amended as contemplated hereby), the Notes or the Guaranty of each Guarantor:

          (1) will adversely affect the enforceability against the Company of the Purchase Agreement or the Notes, or against the Guarantors of the Guaranty;

          (2) will require the taking of any action or the giving of any consent or approval by, or the making or any registration or filing with, any Governmental
     Authority or other person other than such actions, consents, approvals, registrations and filings as have heretofore been taken, given or made (as the case may be);

          (3) will violate any provision of the articles of incorporation or by-laws of any of the Company or any Guarantor or any provision of any law, rule, regulation, order or decree of any Governmental
     Authority applicable thereto;

          (4) will violate or constitute a default under any material agreement to which any of the Company or any Guarantor is a party or by which any of its properties or assets is or may be bound; or

          (5) will result in the creation or imposition of any Lien on the properties or assets of the Company or any Guarantor other than as contemplated by the Receivables Transfer Agreement.

          (e) Neither this Amendment nor any certificate furnished in connection herewith nor any other document or statement furnished to the Noteholders in connection with the transactions contemplated hereby, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein and therein not misleading. Except as expressly disclosed in documents filed by the Company or any Subsidiary with the Commission and delivered by the Company to the Noteholders prior to the Effective Date, there is no fact known to the Company (except for general economic or political conditions) which materially adversely affects, or, so far as the Company can now reasonably foresee, would be likely to materially and adversely affect, the business, properties, prospects, operations or condition, financial or otherwise, of the Company and the Subsidiaries taken as a whole or the ability of the Company or any Significant Subsidiary to perform any material obligation under the Purchase Agreement, which has not been disclosed in writing to the Noteholders.

          (f) There exists no Default or Event of Default under the Purchase Agreement either before or after giving effect to this Amendment.

          (g) The businesses operated by (A) Direct
Merchants Credit Card Bank, National Association, (B)
Fingerhut Financial Services Receivables, Inc., (C) DMCCB,
Inc. and (D) Fingerhut Financial Services Corporation are substantially as described in Schedule I attached hereto.


                         ARTICLE VI

                       Miscellaneous

          SECTION 6.01. This Amendment shall not be valid and binding upon the Company or any Noteholder under the Purchase Agreement until the execution hereof by a Majority-in-Interest of Noteholders and complete satisfaction by the Company of the conditions precedent set forth in Article I, and upon the execution hereof by such Noteholders, and compliance by the Company with said conditions precedent, this Amendment shall be valid and binding upon the Company and each Noteholder under the Purchase Agreement with respect to each provision of this Amendment.

          SECTION 6.02. This Amendment embodies the entire agreement and understanding of the parties hereto and supersedes all prior agreements and understandings relating to the subject matter hereof. In case any one or more of the provisions contained in this Amendment, or in the Purchase Agreement as amended hereby, or in any Note, or any application thereof, shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein, and any other applications thereof, shall not be in any way be affected or impaired thereby.

          SECTION 6.03. This Amendment is intended to be governed by the laws of the State of New York and shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of such State.

          SECTION 6.04.  This Amendment shall bind and inure
to the benefit of the respective successors and assigns of the Company and the Noteholders.

          SECTION 6.05.  Except as otherwise expressly
provided herein, nothing contained in this Amendment shall, or shall be construed to, modify, invalidate or otherwise affect any provision of the Purchase Agreement or any right of the Noteholders arising thereunder.

          SECTION 6.06.  The execution of this Amendment by
the Noteholder shall not in any way constitute, or be construed as, a waiver of any provision of, or of any Default or Event of Default otherwise existing under, the Purchase Agreement, nor shall it constitute an agreement or obligation of the Noteholders to give their consent to any future amendment of the Purchase Agreement or to any future transaction which would, absent consent of the Noteholders, constitute a Default or Event of Default under the Purchase
Agreement.

          SECTION 6.07. Except as specifically provided herein, the Purchase Agreement is in all respects ratified and confirmed, and all the terms, conditions and provisions thereof shall be and remain in full force and effect. For any and all purposes, from and after the Effective Date, any and all references hereafter to any Purchase Agreement, and all references to "this Agreement" in the Purchase Agreement, shall refer to such Purchase Agreement as hereby amended.

          SECTION 6.08.  This Amendment may be executed in
as many counterparts as may be deemed necessary or convenient and by the different parties hereto on separate counterparts (provided that the Company will execute each counterpart), and each of which, when so executed, shall be deemed to be an original, but all such counterparts shall constitute but one and the same agreement.

          SECTION 6.09. The Company will pay, or cause to be paid, the reasonable out-of-pocket costs and expenses of the Noteholder in connection with entering into this Amendment and the consummation of all transactions contemplated hereby, and the Company will also indemnify and hold each Noteholder harmless from and against all liability and loss with respect to or resulting from all claims on account of brokers' or finders' fees or commissions in connection with this Amendment or any of the transactions contemplated hereby. The obligations of the Company under this Section 6.09 shall survive payment of any Note issued under any Purchase Agreement.


          IN WITNESS WHEREOF, the Company and the
Noteholders have caused this Amendment to be executed by their respective officers thereto duly authorized.


                              FINGERHUT COMPANIES, INC.,

                                by

                                  Name:
                                  Title:

                                by

                                  Name:
                                  Title:


                              TEACHERS INSURANCE AND ANNUITY
                              ASSOCIATION OF AMERICA,

                                by

                                  Name:
                                  Title:


                              THE EQUITABLE LIFE ASSURANCE
                              SOCIETY OF THE UNITED STATES,

                                by

                                  Name:
                                  Title:


                              AMERICAN FAMILY LIFE INSURANCE COMPANY,

                                by

                                  Name:
                                  Title:


                              GENERAL AMERICAN LIFE INSURANCE COMPANY,

                              by

                              Name:
                              Title:


                              ST. LOUIS REINSURANCE COMPANY,

                              by

                              Name:
                              Title:


                              BERKSHIRE LIFE INSURANCE COMPANY,

                              by

                              Name:
                              Title:


                              SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY,

                              by

                              Name:
                              Title:

                              STATE MUTUAL INSURANCE COMPANY,
                              by MIMLIC ASSET MANAGEMENT COMPANY,

                              by

                              Name:
                              Title:


                              GUARANTEE RESERVE LIFE INSURANCE COMPANY, by MIMLIC ASSET MANAGEMENT COMPANY,

                              by

                              Name:
                              Title:


                              SECURITY LIFE INSURANCE COMPANY,
                              by MIMLIC ASSET MANAGEMENT COMPANY,

                              by

                              Name:
                              Title:


                              UNITED OF OMAHA LIFE INSURANCE COMPANY,

                              by

                              Name:
                              Title:


                              THE MINNESOTA MUTUAL LIFE INSURANCE COMPANY, by MIMLIC ASSET MANAGEMENT COMPANY,

                              by

                              Name:
                              Title:

                              MIMLIC FUNDING, INC.,
                              by  MIMLIC ASSET MANAGEMENT COMPANY,

                              by

                              Name:
                              Title:


                              NATIONAL TRAVELERS LIFE COMPANY,
                              by MIMLIC ASSET MANAGEMENT COMPANY,

                              by

                              Name:
                              Title:


                              THE RELIABLE LIFE INSURANCE COMPANY,
                              by MIMLIC ASSET MANAGEMENT COMPANY,

                              by

                              Name:
                              Title:


                              MUTUAL TRUST LIFE INSURANCE COMPANY,
                              by MIMLIC ASSET MANAGEMENT COMPANY,

                              by

                              Name:
                              Title:


                              INDIANAPOLIS LIFE INSURANCE COMPANY,

                              by

                              Name:
                              Title:


                                              Schedule I

Direct Merchants Credit Card Bank, National Association

A limited purpose credit card bank.


Fingerhut Financial Services Receivables, Inc.

A bankruptcy-remote special
purpose subsidiary that is the transferor under the Receivables Transfer Program relating to credit card receivables.


DMCCB, Inc.

A subsidiary holding lease obligations for the office of Direct
Merchants Credit Card Bank, National Association.


Fingerhut Financial Services Corporation

A subsidiary that provides marketing and administrative services to Direct Merchants Bank and markets and services extended product service plans and other financial services products.